AXA PREMIER VIP TRUST – MULTIMANAGER CORE BOND PORTFOLIO – CLASS K SHARES

SUPPLEMENT DATED NOVEMBER 3, 2011 TO THE PROSPECTUS DATED AUGUST 16, 2011, AS SUPPLEMENTED

This Supplement updates the above referenced Prospectus, as supplemented, of the AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a portfolio manager addition for the Multimanager Core Bond Portfolio (the “Portfolio”).

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Effective October 17, 2011, Bob Miller has been added as a portfolio manager to one of the allocated portions of the Portfolio advised by BlackRock Financial Management, Inc. (“BlackRock”).

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The following information replaces in its entirety the information under the section “Who Manages the Portfolio – Sub-adviser: BlackRock Financial Management, Inc. – Portfolio Managers”:

Name	Title	Date Began Managing a Portion of the Portfolio
Matthew Mara	Portfolio Manager and Managing Director	June 2002
Bob Miller	Managing Director	October 2011
Brian Weinstein	Managing Director	July 2010

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The following information is added to the section entitled “More Information About the Manager and Sub-Advisers – Multimanager Core Bond Portfolio – BlackRock Financial Management, Inc.”:

Bob Miller

Bob Miller has been a Managing Director at BlackRock since 2011. Mr. Miller was the co-founder and a Partner of RoundTable Investment Management Company from 2007 to 2009. He was a Managing Director of Bank of America from 1999 to 2007.